Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2012

Ameriprise Financial, Inc.

Statistical Supplement Information

Statistical Supplement Package

(unaudited)

First Quarter 2012

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2012

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Accordingly, this Statistical Supplement Package presents the Company’s operating results and related operating metrics.  Reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Reconciliation of GAAP Metrics to Operating Metrics” beginning on page 46.

Management views the operating measures as a more meaningful presentation of its results for purposes of analyzing the operating performance of its segments, as well as presenting results on a basis more consistent with the economics of the businesses.  Operating measures exclude the impact of consolidating certain investment entities (“CIEs”); net realized gains or losses; market impact on variable annuity guaranteed living benefits, net of hedges, deferred acquisition costs (“DAC”) and deferred sales inducement costs (“DSIC”) amortization; discontinued operations; and integration and restructuring charges.  Management uses certain of these non-GAAP measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors.

Operating earnings are adjusted to exclude the market impact on variable annuity guaranteed living benefits.  The market impact includes changes in liability values caused by changes in financial market conditions, net of changes in associated hedge asset values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“FAS 157”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life’s nonperformance spread.  Further, the market impact is net of related impacts on DAC and DSIC amortization.  The market impact relates to guaranteed minimum accumulation benefits and non-life contingent guaranteed minimum withdrawal benefits accounted for at fair value as embedded derivatives.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,137	$1,172	$1,127	$1,101	$1,132	$1,137	$1,132	$(5)	—	$(5)	—	$31	3%
Distribution fees	397	416	389	371	402	397	402	5	1%	5	1%	31	8%
Net investment income	515	498	445	588	531	515	531	16	3%	16	3%	(57)	(10)%
Premiums	292	312	311	305	301	292	301	9	3%	9	3%	(4)	(1)%
Other revenues	204	236	195	228	206	204	206	2	1%	2	1%	(22)	(10)%
Total revenues	2,545	2,634	2,467	2,593	2,572	2,545	2,572	27	1%	27	1%	(21)	(1)%
Banking and deposit interest expense	13	11	12	11	11	13	11	(2)	(15)%	(2)	(15)%	—	—
Total net revenues	2,532	2,623	2,455	2,582	2,561	2,532	2,561	29	1%	29	1%	(21)	(1)%

Expenses
Distribution expenses	634	659	641	625	666	634	666	32	5%	32	5%	41	7%
Interest credited to fixed accounts	208	212	214	222	206	208	206	(2)	(1)%	(2)	(1)%	(16)	(7)%
Benefits, claims, losses and settlement expenses	383	405	258	511	492	383	492	109	28%	109	28%	(19)	(4)%
Amortization of deferred acquisition costs	75	89	202	31	31	75	31	(44)	(59)%	(44)	(59)%	—	—
Interest and debt expense	75	75	71	96	69	75	69	(6)	(8)%	(6)	(8)%	(27)	(28)%
General and administrative expense	771	774	743	771	775	771	775	4	1%	4	1%	4	1%
Total expenses	2,146	2,214	2,129	2,256	2,239	2,146	2,239	93	4%	93	4%	(17)	(1)%

Income from continuing operations before income tax provision	386	409	326	326	322	386	322	(64)	(17)%	(64)	(17)%	(4)	(1)%
Income tax provision	92	118	109	58	73	92	73	(19)	(21)%	(19)	(21)%	15	26%
Income from continuing operations	294	291	217	268	249	294	249	(45)	(15)%	(45)	(15)%	(19)	(7)%
Income (loss) from discontinued operations, net of tax	(71)	(4)	2	13	(1)	(71)	(1)	70	99%	70	99%	(14)	#
Net income	223	287	219	281	248	223	248	25	11%	25	11%	(33)	(12)%
Less: Net income (loss) attributable to noncontrolling interests	(18)	(28)	(105)	45	4	(18)	4	22	#	22	#	(41)	(91)%
Net income attributable to Ameriprise Financial	$241	$315	$324	$236	$244	$241	$244	$3	1%	$3	1%	$8	3%

Earnings Per Share
Basic earnings per share (6)	$1.24	$1.30	$1.35	$0.97	$1.08	$1.24	$1.08	$(0.16)	(13)%	$(0.16)	(13)%	$0.11	11%
Earnings per diluted share (7)	$1.21	$1.27	$1.33	$0.95	$1.06	$1.21	$1.06	$(0.15)	(12)%	$(0.15)	(12)%	$0.11	12%

GAAP Metrics
Net revenue growth	17.3%	6.5%	5.2%	0.9%	1.1%	17.3%	1.1%	(16.2)%		(16.2)%		0.2%
Return on equity excluding AOCI (1)(4)	13.0%	13.5%	14.6%	13.9%	13.3%	13.0%	13.3%	0.3%		0.3%		(0.6)%
Earnings per diluted share growth	47.6%	24.5%	47.8%	(15.2)%	(12.4)%	47.6%	(12.4)%	(60.0)%		(60.0)%		2.8%
Pretax income margin (5)	15.2%	15.6%	13.3%	12.6%	12.6%	15.2%	12.6%	(2.6)%		(2.6)%		—
Effective tax rate	23.7%	29.0%	33.2%	17.9%	22.6%	23.7%	22.6%	(1.1)%		(1.1)%		4.7%
Effective tax rate excluding CIEs (1)	22.7%	27.1%	25.2%	20.7%	22.9%	22.7%	22.9%	0.2%		—		2.2%

Ameriprise Financial shareholders’ equity	$9,214	$9,230	$9,021	$8,988	$9,115	$9,214	$9,115	$(99)	(1)%	$(99)	(1)%	$127	1%
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI (1)	$8,613	$8,529	$8,167	$8,237	$8,264	$8,613	$8,264	$(349)	(4)%	$(349)	(4)%	$27	—
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI - 5 point avg.	$8,525	$8,565	$8,500	$8,438	$8,362	$8,525	$8,362	$(163)	(2)%	$(163)	(2)%	$(76)	(1)%
Ameriprise Financial shareholders’ equity / outstanding shares (2)	$37.11	$38.06	$38.80	$39.49	$40.58	$37.11	$40.58	$3.47	9%	$3.47	9%	$1.09	3%
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI / outstanding shares (3)	$34.69	$35.17	$35.13	$36.19	$36.79	$34.69	$36.79	$2.10	6%	$2.10	6%	$0.60	2%

(1)    See non-GAAP financial information on pg 36.

(2)    Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)    Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)    Calculated using income from continuing operations less net income (loss) attributable to noncontrolling interests for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

(5)    Calculated as income from continuing operations before income tax provision divided by total net revenues.

(6)    Calculated as income from continuing operations less net income (loss) attributable to noncontrolling interests divided by the weighted average basic common shares outstanding.

(7)    Calculated as income from continuing operations less net income (loss) attributable to noncontrolling interests divided by the weighted average diluted common shares outstanding.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

GAAP to Operating Reconciliation

First Quarter 2012

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012

Pretax operating earnings (1)	$453	$459	$380	$412	$456	$453	$456
Income taxes, applicable to operating earnings (2)	109	126	91	104	121	109	121
Operating earnings (1)	344	333	289	308	335	344	335
Reconciling items:
Management and financial advice fees
Management fees earned by the Company from the CIEs	(10)	(10)	(9)	(20)	(10)	(10)	(10)
Net investment income
Net investment income attributable to the CIEs	27	17	(65)	112	61	27	61
Realized gains (losses)	1	6	(2)	1	(2)	1	(2)
Other revenues
Other revenues attributable to the CIEs	20	18	22	34	1	20	1
Benefits, claims, losses and settlement expenses
Market impact on Variable Annuity guaranteed living benefits	(27)	(7)	119	(152)	(149)	(27)	(149)
Amortization of deferred acquisition costs
Market impact on Variable Annuity guaranteed living benefits	6	—	(42)	41	36	6	36
Interest and debt expense
Interest and debt expense attributable to the CIEs	(50)	(51)	(47)	(73)	(46)	(50)	(46)
General and administrative expense
Integration and restructuring charges	(29)	(21)	(24)	(21)	(23)	(29)	(23)
General and administrative expense attributable to the CIEs	(5)	(2)	(6)	(8)	(2)	(5)	(2)
Total reconciling items from continuing operations, before income taxes	(67)	(50)	(54)	(86)	(134)	(67)	(134)
Income taxes, not applicable to operating earnings (3)	17	8	(18)	46	48	17	48
Total reconciling items from continuing operations, after income taxes	(50)	(42)	(72)	(40)	(86)	(50)	(86)
Income from continuing operations	294	291	217	268	249	294	249
Income (loss) from discontinued operations, net of tax	(71)	(4)	2	13	(1)	(71)	(1)
Net income	223	287	219	281	248	223	248
Less: Net income (loss) attributable to noncontrolling interests	(18)	(28)	(105)	45	4	(18)	4
Net income attributable to Ameriprise Financial	$241	$315	$324	$236	$244	$241	$244

(1)             See non-GAAP financial information on pg 36.

(2)             Calculated using the operating effective tax rate.

(3)             Calculated as the difference between the income tax provision on a GAAP basis and the income tax provision calculated using the operating effective tax rate.

Ameriprise Financial, Inc.

Operating Income Statements

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,147	$1,182	$1,136	$1,121	$1,142	$1,147	$1,142	$(5)	—	$(5)	—	$21	2%
Distribution fees	397	416	389	371	402	397	402	5	1%	5	1%	31	8%
Net investment income	487	475	512	475	472	487	472	(15)	(3)%	(15)	(3)%	(3)	(1)%
Premiums	292	312	311	305	301	292	301	9	3%	9	3%	(4)	(1)%
Other revenues	184	218	173	194	205	184	205	21	11%	21	11%	11	6%
Total revenues	2,507	2,603	2,521	2,466	2,522	2,507	2,522	15	1%	15	1%	56	2%
Banking and deposit interest expense	13	11	12	11	11	13	11	(2)	(15)%	(2)	(15)%	—	—
Operating total net revenues (1)	2,494	2,592	2,509	2,455	2,511	2,494	2,511	17	1%	17	1%	56	2%

Expenses
Distribution expenses	634	659	641	625	666	634	666	32	5%	32	5%	41	7%
Interest credited to fixed accounts	208	212	214	222	206	208	206	(2)	(1)%	(2)	(1)%	(16)	(7)%
Benefits, claims, losses and settlement expenses	356	398	377	359	343	356	343	(13)	(4)%	(13)	(4)%	(16)	(4)%
Amortization of deferred acquisition costs	81	89	160	72	67	81	67	(14)	(17)%	(14)	(17)%	(5)	(7)%
Interest and debt expense	25	24	24	23	23	25	23	(2)	(8)%	(2)	(8)%	—	—
General and administrative expense	737	751	713	742	750	737	750	13	2%	13	2%	8	1%
Operating expenses (1)	2,041	2,133	2,129	2,043	2,055	2,041	2,055	14	1%	14	1%	12	1%

Pretax operating earnings (1)	453	459	380	412	456	453	456	3	1%	3	1%	44	11%
Income tax provision	109	126	91	104	121	109	121	12	11%	12	11%	17	16%
Operating earnings (1)	$344	$333	$289	$308	$335	$344	$335	$(9)	(3)%	$(9)	(3)%	$27	9%

Operating Earnings Per Share
Basic operating earnings per share (1)	$1.37	$1.36	$1.21	$1.34	$1.47	$1.37	$1.47	$0.10	7%	$0.10	7%	$0.13	10%
Operating earnings per diluted share (1)	$1.33	$1.33	$1.19	$1.31	$1.45	$1.33	$1.45	$0.12	9%	$0.12	9%	$0.14	11%

Operating Measures
Operating total net revenue growth	23.1%	14.5%	8.4%	(2.3)%	0.7%	23.1%	0.7%	(22.4)%		(22.4)%		3.0%
Operating earnings per diluted share growth	52.9%	27.9%	29.3%	3.1%	9.0%	52.9%	9.0%	(43.9)%		(43.9)%		5.9%
Operating return on equity excluding CIEs and AOCI (1)(4)	14.9%	15.5%	16.2%	16.0%	16.0%	14.9%	16.0%	1.1%		1.1%		—
Pretax operating margin (1)	18.2%	17.7%	15.1%	16.8%	18.2%	18.2%	18.2%	—		—		1.4%
Operating effective tax rate (1)	24.1%	27.5%	23.9%	25.2%	26.5%	24.1%	26.5%	2.4%		2.4%		1.3%

Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs (1)	$8,737	$8,794	$8,569	$8,586	$8,702	$8,737	$8,702	$(35)	—	$(35)	—	$116	1%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI (1)	$8,083	$8,035	$7,787	$7,809	$7,824	$8,083	$7,824	$(259)	(3)%	$(259)	(3)%	$15	—
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI - 5 point avg.	$7,963	$8,007	$7,990	$7,960	$7,908	$7,963	$7,908	$(55)	(1)%	$(55)	(1)%	$(52)	(1)%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs / outstanding shares (2)	$35.19	$36.26	$36.86	$37.72	$38.74	$35.19	$38.74	$3.55	10%	$3.55	10%	$1.02	3%
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI / outstanding shares (3)	$32.55	$33.13	$33.49	$34.31	$34.84	$32.55	$34.84	$2.29	7%	$2.29	7%	$0.53	2%

(1)    See non-GAAP financial information on pg 36.

(2)    Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)    Calculated as Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)    Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

Statistical Supplement Package

(unaudited)

First Quarter 2012

Summary & Highlights

Ameriprise Financial, Inc.

Highlights

First Quarter 2012

								Prior Year Comparisons
(in millions, except earnings per share amounts,						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
headcount and as otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Earnings Per Share
Basic operating earnings per share (1)	$1.37	$1.36	$1.21	$1.34	$1.47	$1.37	$1.47	$0.10	7%	$0.10	7%	$0.13	10%
Operating earnings per diluted share (1)	$1.33	$1.33	$1.19	$1.31	$1.45	$1.33	$1.45	$0.12	9%	$0.12	9%	$0.14	11%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	23.1%	14.5%	8.4%	(2.3)%	0.7%	23.1%	0.7%	(22.4)%		(22.4)%		3.0%
Operating earnings per diluted share growth: Target 12 - 15%	52.9%	27.9%	29.3%	3.1%	9.0%	52.9%	9.0%	(43.9)%		(43.9)%		5.9%
Operating return on equity excluding CIEs and AOCI: Target 15 - 18% (1)(2)	14.9%	15.5%	16.2%	16.0%	16.0%	14.9%	16.0%	1.1%		1.1%		—

Assets Under Management and Administration (3)
Advice & Wealth Management AUM	$103,104	$105,863	$98,185	$104,683	$114,432	$103,104	$114,432	$11,328	11%	$11,328	11%	$9,749	9%
Asset Management AUM	465,434	467,231	416,992	435,503	463,041	465,434	463,041	(2,393)	(1)%	(2,393)	(1)%	27,538	6%
Corporate AUM	—	27	23	23	23	—	23	23	—	23	—	—	—
Eliminations	(13,181)	(13,456)	(13,876)	(12,640)	(13,973)	(13,181)	(13,973)	(792)	(6)%	(792)	(6)%	(1,333)	(11)%
Total Assets Under Management	555,357	559,665	501,324	527,569	563,523	555,357	563,523	8,166	1%	8,166	1%	35,954	7%
Total Assets Under Administration	111,509	110,559	98,612	103,753	111,361	111,509	111,361	(148)	—	(148)	—	7,608	7%
Total AUM and AUA	$666,866	$670,224	$599,936	$631,322	$674,884	$666,866	$674,884	$8,018	1%	$8,018	1%	$43,562	7%

Business Metrics
Total Ameriprise client assets	$315,387	$319,076	$293,313	$309,864	$334,086	$315,387	$334,086	$18,699	6%	$18,699	6%	$24,222	8%
Total branded financial advisors	9,653	9,663	9,714	9,730	9,744	9,653	9,744	91	1%	91	1%	14	—

Net flows and net deposits
Branded advisor wrap	$2,750	$2,345	$820	$1,350	$2,887	$2,750	$2,887	$137	5%	$137	5%	$1,537	#
Asset Management (4)	(5,165)	(302)	(5,225)	3,790	(4,602)	(5,165)	(4,602)	563	11%	563	11%	(8,392)	#
Annuities	(144)	(49)	19	69	(101)	(144)	(101)	43	30%	43	30%	(170)	#
Variable universal life / Universal life	(63)	(47)	(49)	(38)	(52)	(63)	(52)	11	17%	11	17%	(14)	(37)%

S&P 500
Daily average	1,302	1,319	1,227	1,225	1,346	1,302	1,346	44	3%	44	3%	121	10%
Period end	1,326	1,321	1,131	1,258	1,408	1,326	1,408	82	6%	82	6%	150	12%

(1)   See non-GAAP financial information on pg 36.

(2)   Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

(3)   Excludes discontinued operations.

(4)   In the 1st quarter of 2012, Asset Management net flows were revised to exclude affiliated general account assets. All prior periods have been restated.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share, Per Share and Capital Summary

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	246.7	242.9	237.1	227.2	221.9	246.7	221.9	(24.8)	(10)%	(24.8)	(10)%	(5.3)	(2)%
Repurchases	(6.5)	(6.0)	(9.9)	(5.5)	(5.4)	(6.5)	(5.4)	1.1	17%	1.1	17%	0.1	2%
Issuances	3.1	0.2	0.2	0.5	3.4	3.1	3.4	0.3	10%	0.3	10%	2.9	#
Other	(0.4)	—	(0.2)	(0.3)	(0.3)	(0.4)	(0.3)	0.1	25%	0.1	25%	—	—
Total common shares outstanding	242.9	237.1	227.2	221.9	219.6	242.9	219.6	(23.3)	(10)%	(23.3)	(10)%	(2.3)	(1)%
Nonforfeitable restricted stock units	5.4	5.4	5.3	5.7	5.0	5.4	5.0	(0.4)	(7)%	(0.4)	(7)%	(0.7)	(12)%
Total basic common shares outstanding	248.3	242.5	232.5	227.6	224.6	248.3	224.6	(23.7)	(10)%	(23.7)	(10)%	(3.0)	(1)%
Total potentially dilutive shares	5.5	5.0	3.3	4.2	4.5	5.5	4.5	(1.0)	(18)%	(1.0)	(18)%	0.3	7%
Total diluted shares	253.8	247.5	235.8	231.8	229.1	253.8	229.1	(24.7)	(10)%	(24.7)	(10)%	(2.7)	(1)%

Weighted average common shares outstanding:
Basic	251.6	245.5	238.0	230.6	227.3	251.6	227.3	(24.3)	(10)%	(24.3)	(10)%	(3.3)	(1)%
Diluted	257.7	251.0	242.0	234.5	231.7	257.7	231.7	(26.0)	(10)%	(26.0)	(10)%	(2.8)	(1)%

Capital Returned to Shareholders
Dividends paid	$46	$57	$55	$54	$64	$46	$64	$18	39%	$18	39%	$10	19%
Common stock share repurchases	$395	$366	$447	$248	$300	$395	$300	$(95)	(24)%	$(95)	(24)%	$52	21%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.0%	20.2%	21.0%	21.0%	20.7%	20.0%	20.7%	0.7%		0.7%		(0.3)%

Goodwill and intangible assets	$2,184	$2,180	$2,155	$2,143	$2,144	$2,184	$2,144	$(40)	(2)%	$(40)	(2)%	$1	—

Net Investment Income
Investment income on fixed maturities (2)	$470	$457	$498	$456	$447	$470	$447	$(23)	(5)%	$(23)	(5)%	$(9)	(2)%
Realized gains (losses)	1	6	(2)	1	(2)	1	(2)	(3)	#	(3)	#	(3)	#
Affordable housing	(7)	(8)	(9)	(8)	(8)	(7)	(8)	(1)	(14)%	(1)	(14)%	—	—
Other (including seed money)	24	26	23	27	33	24	33	9	38%	9	38%	6	22%
Consolidated investment entities	27	17	(65)	112	61	27	61	34	#	34	#	(51)	(46)%
Total net investment income	$515	$498	$445	$588	$531	$515	$531	$16	3%	$16	3%	$(57)	(10)%

Allocated Equity (1)
Advice & Wealth Management	$728	$772	$782	$790	$799	$728	$799	$71	10%	$71	10%	$9	1%
Asset Management	1,911	1,954	1,948	1,922	1,913	1,911	1,913	2	—	2	—	(9)	—
Annuities	1,927	2,055	2,298	1,931	1,651	1,927	1,651	(276)	(14)%	(276)	(14)%	(280)	(15)%
Protection	1,947	1,912	1,698	1,710	1,716	1,947	1,716	(231)	(12)%	(231)	(12)%	6	—
Corporate & Other	1,570	1,342	1,061	1,456	1,745	1,570	1,745	175	11%	175	11%	289	20%
Total allocated equity	$8,083	$8,035	$7,787	$7,809	$7,824	$8,083	$7,824	$(259)	(3)%	$(259)	(3)%	$15	—

(1)   Allocated equity equals Ameriprise Financial shareholders’ equity from continuing operations excluding consolidated investment entities less AOCI. Allocated equity is not adjusted for non-operating items except for CIEs and the net of assets and liabilities held for sale.

(2)   Q3 2011 includes a $43M adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Reported net revenues	$914	$957	$936	$901	$950	$914	$950	$36	4%	$36	4%	$49	5%
Realized (gains) losses	(1)	—	2	4	4	(1)	4	5	#	5	#	—	—
Operating total net revenues (1)	$913	$957	$938	$905	$954	$913	$954	$41	4%	$41	4%	$49	5%

Reported expenses	$814	$849	$822	$822	$860	$814	$860	$46	6%	$46	6%	$38	5%

Pretax segment income	$100	$108	$114	$79	$90	$100	$90	$(10)	(10)%	$(10)	(10)%	$11	14%
Pretax operating earnings (1)	$99	$108	$116	$83	$94	$99	$94	$(5)	(5)%	$(5)	(5)%	$11	13%

Allocated equity	$728	$772	$782	$790	$799	$728	$799	$71	10%	$71	10%	$9	1%
Operating return on allocated equity (1)(2)	40.1%	40.8%	42.7%	40.1%	38.5%	40.1%	38.5%	(1.6)%		(1.6)%		(1.6)%
Pretax operating margin (1)	10.8%	11.3%	12.4%	9.2%	9.9%	10.8%	9.9%	(0.9)%		(0.9)%		0.7%

Asset Management
Reported net revenues	$737	$753	$707	$703	$711	$737	$711	$(26)	(4)%	$(26)	(4)%	$8	1%
Realized (gains) losses	—	—	(2)	(1)	—	—	—	—	—	—	—	1	#
Operating total net revenues (1)	$737	$753	$705	$702	$711	$737	$711	$(26)	(4)%	$(26)	(4)%	$9	1%

Reported expenses	$630	$628	$610	$596	$603	$630	$603	$(27)	(4)%	$(27)	(4)%	$7	1%
Less: integration/restructuring charges (3)	29	21	24	21	23	29	23	(6)	(21)%	(6)	(21)%	2	10%
Operating expenses (1)	$601	$607	$586	$575	$580	$601	$580	$(21)	(3)%	$(21)	(3)%	$5	1%

Pretax segment income	$107	$125	$97	$107	$108	$107	$108	$1	1%	$1	1%	$1	1%
Pretax operating earnings (1)	$136	$146	$119	$127	$131	$136	$131	$(5)	(4)%	$(5)	(4)%	$4	3%

Allocated equity	$1,911	$1,954	$1,948	$1,922	$1,913	$1,911	$1,913	$2	—	$2	—	$(9)	—
Operating return on allocated equity (1)(2)	22.9%	22.1%	22.0%	20.4%	20.1%	22.9%	20.1%	(2.8)%		(2.8)%		(0.3)%
Pretax operating margin (1)	18.5%	19.4%	16.9%	18.1%	18.4%	18.5%	18.4%	(0.1)%		(0.1)%		0.3%

Operating total net revenues (1)	$737	$753	$705	$702	$711	$737	$711	$(26)	(4)%	$(26)	(4)%	$9	1%
Distribution pass thru revenues	(207)	(218)	(207)	(201)	(207)	(207)	(207)	—	—	—	—	(6)	(3)%
Subadvisory and other pass thru revenues	(98)	(96)	(91)	(100)	(96)	(98)	(96)	2	2%	2	2%	4	4%
Adjusted operating revenues (1)	$432	$439	$407	$401	$408	$432	$408	$(24)	(6)%	$(24)	(6)%	$7	2%

Pretax operating earnings (1)	$136	$146	$119	$127	$131	$136	$131	$(5)	(4)%	$(5)	(4)%	$4	3%
Operating net investment income (1)	(1)	(3)	4	(11)	(5)	(1)	(5)	(4)	#	(4)	#	6	55%
Amortization of intangibles	10	10	10	10	10	10	10	—	—	—	—	—	—
Adjusted operating earnings (1)	$145	$153	$133	$126	$136	$145	$136	$(9)	(6)%	$(9)	(6)%	$10	8%

Adjusted net pretax operating margin (1)	33.6%	34.9%	32.7%	31.4%	33.3%	33.6%	33.3%	(0.3)%		(0.3)%		1.9%

(1)    See non-GAAP financial information on pg 36.

(2)    Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)    Integration charges incurred for acquisition of Columbia.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Annuities
Reported net revenues	$640	$666	$686	$639	$629	$640	$629	$(11)	(2)%	$(11)	(2)%	$(10)	(2)%
Realized (gains) losses	3	(1)	2	(5)	(1)	3	(1)	(4)	#	(4)	#	4	80%
Operating total net revenues (1)	$643	$665	$688	$634	$628	$643	$628	$(15)	(2)%	$(15)	(2)%	$(6)	(1)%

Reported expenses	$492	$518	$476	$581	$552	$492	$552	$60	12%	$60	12%	$(29)	(5)%
Less: market impact on VA guaranteed living benefits	21	7	(77)	111	113	21	113	92	#	92	#	2	2%
Operating expenses (1)	$471	$511	$553	$470	$439	$471	$439	$(32)	(7)%	$(32)	(7)%	$(31)	(7)%

Pretax segment income	$148	$148	$210	$58	$77	$148	$77	$(71)	(48)%	$(71)	(48)%	$19	33%
Pretax operating earnings (1)	$172	$154	$135	$164	$189	$172	$189	$17	10%	$17	10%	$25	15%

Allocated equity	$1,927	$2,055	$2,298	$1,931	$1,651	$1,927	$1,651	$(276)	(14)%	$(276)	(14)%	$(280)	(15)%
Operating return on allocated equity (1)(2)	22.3%	22.7%	23.4%	23.3%	24.1%	22.3%	24.1%	1.8%		1.8%		0.8%
Pretax operating margin (1)	26.7%	23.2%	19.6%	25.9%	30.1%	26.7%	30.1%	3.4%		3.4%		4.2%

Protection
Reported net revenues	$517	$525	$501	$529	$522	$517	$522	$5	1%	$5	1%	$(7)	(1)%
Realized (gains) losses	(1)	(3)	1	—	—	(1)	—	1	#	1	#	—	—
Operating total net revenues (1)	$516	$522	$502	$529	$522	$516	$522	$6	1%	$6	1%	$(7)	(1)%

Reported expenses	$405	$430	$432	$416	$415	$405	$415	$10	2%	$10	2%	$(1)	—

Pretax segment income	$112	$95	$69	$113	$107	$112	$107	$(5)	(4)%	$(5)	(4)%	$(6)	(5)%
Pretax operating earnings (1)	$111	$92	$70	$113	$107	$111	$107	$(4)	(4)%	$(4)	(4)%	$(6)	(5)%

Allocated equity	$1,947	$1,912	$1,698	$1,710	$1,716	$1,947	$1,716	$(231)	(12)%	$(231)	(12)%	$6	—
Operating return on allocated equity (1)(2)	15.5%	13.6%	14.2%	15.7%	15.8%	15.5%	15.8%	0.3%		0.3%		0.1%
Pretax operating margin (1)	21.5%	17.6%	13.9%	21.4%	20.5%	21.5%	20.5%	(1.0)%		(1.0)%		(0.9)%

Corporate & Other
Reported net revenues	$43	$59	$(49)	$139	$71	$43	$71	$28	65%	$28	65%	$(68)	(49)%
CIEs net revenues	(47)	(35)	43	(146)	(62)	(47)	(62)	(15)	(32)%	(15)	(32)%	84	58%
Realized (gains) losses	(2)	(2)	(1)	1	(1)	(2)	(1)	1	50%	1	50%	(2)	#
Operating total net revenues (1)	$(6)	$22	$(7)	$(6)	$8	$(6)	$8	$14	#	$14	#	$14	#

Reported expenses	$124	$126	$115	$170	$131	$124	$131	$7	6%	$7	6%	$(39)	(23)%
Less: CIEs expenses	65	63	62	101	58	65	58	(7)	(11)%	(7)	(11)%	(43)	(43)%
Operating expenses (1)	$59	$63	$53	$69	$73	$59	$73	$14	24%	$14	24%	$4	6%

Noncontrolling interests	$(18)	$(28)	$(105)	$45	$4	$(18)	$4	$22	#	$22	#	$(41)	(91)%

Pretax segment loss	$(81)	$(67)	$(164)	$(31)	$(60)	$(81)	$(60)	$21	26%	$21	26%	$(29)	(94)%
Pretax segment loss attributable to Ameriprise Financial	$(63)	$(39)	$(59)	$(76)	$(64)	$(63)	$(64)	$(1)	(2)%	$(1)	(2)%	$12	16%
Pretax operating loss (1)	$(65)	$(41)	$(60)	$(75)	$(65)	$(65)	$(65)	$—	—	$—	—	$10	13%

(1)        See non-GAAP financial information on pg 36.

(2)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2012

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$386	$408	$401	$395	$412	$386	$412	$26	7%	$26	7%	$17	4%
Distribution fees	461	484	461	443	471	461	471	10	2%	10	2%	28	6%
Net investment income	63	61	73	64	64	63	64	1	2%	1	2%	—	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	16	15	15	15	18	16	18	2	13%	2	13%	3	20%
Total revenues	926	968	950	917	965	926	965	39	4%	39	4%	48	5%
Banking and deposit interest expense	13	11	12	12	11	13	11	(2)	(15)%	(2)	(15)%	(1)	(8)%
Operating total net revenues (1)	913	957	938	905	954	913	954	41	4%	41	4%	49	5%

Expenses
Distribution expenses	541	574	547	541	574	541	574	33	6%	33	6%	33	6%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	273	275	275	281	286	273	286	13	5%	13	5%	5	2%
Operating expenses (1)	814	849	822	822	860	814	860	46	6%	46	6%	38	5%
Pretax operating earnings (1)	$99	$108	$116	$83	$94	$99	$94	$(5)	(5)%	$(5)	(5)%	$11	13%

Pretax segment income	$100	$108	$114	$79	$90	$100	$90	$(10)	(10)%	$(10)	(10)%	$11	14%

Margins
Pretax segment margin	10.9%	11.3%	12.2%	8.8%	9.5%	10.9%	9.5%	(1.4)%		(1.4)%		0.7%
Pretax operating margin (1)	10.8%	11.3%	12.4%	9.2%	9.9%	10.8%	9.9%	(0.9)%		(0.9)%		0.7%

Return on Equity
Allocated equity	$728	$772	$782	$790	$799	$728	$799	$71	10%	$71	10%	$9	1%
Return on allocated equity (1)(2)	40.4%	41.4%	43.0%	40.2%	38.2%	40.4%	38.2%	(2.2)%		(2.2)%		(2.0)%
Operating return on allocated equity (1)(3)	40.1%	40.8%	42.7%	40.1%	38.5%	40.1%	38.5%	(1.6)%		(1.6)%		(1.6)%

On-balance sheet deposits	$8,606	$8,980	$9,294	$9,482	$9,568	$8,606	$9,568	$962	11%	$962	11%	$86	1%

(1)             See non-GAAP financial information on pg 36.

(2)             Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings (1)	$21	$21	$35	$24	$25	$21	$25	$4	19%	$4	19%	$1	4%
Allocated equity	$478	$523	$534	$542	$553	$478	$553	$75	16%	$75	16%	$11	2%
Operating return on allocated equity (1)(2)	15.9%	14.7%	16.0%	14.9%	14.9%	15.9%	14.9%	(1.0)%		(1.0)%		—

Wealth Management & Distribution
Pretax operating earnings (1)	$78	$87	$81	$59	$69	$78	$69	$(9)	(12)%	$(9)	(12)%	$10	17%
Allocated equity	$250	$249	$248	$248	$246	$250	$246	$(4)	(2)%	$(4)	(2)%	$(2)	(1)%
Operating return on allocated equity (1)(2)	84.6%	90.3%	95.2%	91.6%	88.5%	84.6%	88.5%	3.9%		3.9%		(3.1)%

Financial Plans
Branded financial plan net cash sales	$53	$55	$51	$59	$55	$53	$55	$2	4%	$2	4%	$(4)	(7)%

Financial Advisors
Employee advisors	2,140	2,146	2,182	2,230	2,266	2,140	2,266	126	6%	126	6%	36	2%
Franchisee advisors	7,513	7,517	7,532	7,500	7,478	7,513	7,478	(35)	—	(35)	—	(22)	—
Total branded financial advisors	9,653	9,663	9,714	9,730	9,744	9,653	9,744	91	1%	91	1%	14	—

Operating total net revenues (1) per financial advisor (in thousands) (3)	$95	$99	$97	$93	$98	$95	$98	$3	3%	$3	3%	$5	5%

Advisor Retention
Employee	86.6%	89.4%	90.5%	91.5%	92.1%	86.6%	92.1%	5.5%		5.5%		0.6%
Franchisee	94.1%	94.2%	94.6%	94.6%	94.1%	94.1%	94.1%	—		—		(0.5)%

Total Client Assets (at period end)	$315,387	$319,076	$293,313	$309,864	$334,086	$315,387	$334,086	$18,699	6%	$18,699	6%	$24,222	8%

Total Wrap Accounts
Beginning assets	$97,514	$103,104	$105,863	$96,947	$103,385	$97,514	$103,385	$5,871	6%	$5,871	6%	$6,438	7%
Net flows	2,750	2,345	820	1,350	2,887	2,750	2,887	137	5%	137	5%	1,537	#
Market appreciation (depreciation) and other	2,840	414	(9,736)	5,088	6,856	2,840	6,856	4,016	#	4,016	#	1,768	35%
Total wrap ending assets	$103,104	$105,863	$96,947	$103,385	$113,128	$103,104	$113,128	$10,024	10%	$10,024	10%	$9,743	9%

(1)             See non-GAAP financial information on pg 36.

(2)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)             Year-to-date is sum of current and prior quarters for the year under review.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2012

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$620	$627	$599	$588	$586	$620	$586	$(34)	(5)%	$(34)	(5)%	$(2)	—
Distribution fees	115	123	108	104	111	115	111	(4)	(3)%	(4)	(3)%	7	7%
Net investment income	1	3	(4)	11	5	1	5	4	#	4	#	(6)	(55)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	—	3	—	9	2	9	7	#	7	#	9	—
Total revenues	738	753	706	703	711	738	711	(27)	(4)%	(27)	(4)%	8	1%
Banking and deposit interest expense	1	—	1	1	—	1	—	(1)	#	(1)	#	(1)	#
Operating total net revenues (1)	737	753	705	702	711	737	711	(26)	(4)%	(26)	(4)%	9	1%

Expenses
Distribution expenses	275	277	276	267	274	275	274	(1)	—	(1)	—	7	3%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	6	5	4	3	4	3	(1)	(25)%	(1)	(25)%	(1)	(25)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	322	324	305	304	303	322	303	(19)	(6)%	(19)	(6)%	(1)	—
Operating expenses (1)	601	607	586	575	580	601	580	(21)	(3)%	(21)	(3)%	5	1%
Pretax operating earnings (1)	$136	$146	$119	$127	$131	$136	$131	$(5)	(4)%	$(5)	(4)%	$4	3%

Pretax segment income	$107	$125	$97	$107	$108	$107	$108	$1	1%	$1	1%	$1	1%

Margins
Pretax segment margin	14.5%	16.6%	13.7%	15.2%	15.2%	14.5%	15.2%	0.7%		0.7%		—
Pretax operating margin (1)	18.5%	19.4%	16.9%	18.1%	18.4%	18.5%	18.4%	(0.1)%		(0.1)%		0.3%

Operating total net revenues (1)	$737	$753	$705	$702	$711	$737	$711	$(26)	(4)%	$(26)	(4)%	$9	1%
Distribution pass thru revenues	(207)	(218)	(207)	(201)	(207)	(207)	(207)	—	—	—	—	(6)	(3)%
Subadvisory and other pass thru revenues	(98)	(96)	(91)	(100)	(96)	(98)	(96)	2	2%	2	2%	4	4%
Adjusted operating revenues (1)	$432	$439	$407	$401	$408	$432	$408	$(24)	(6)%	$(24)	(6)%	$7	2%

Pretax operating earnings (1)	$136	$146	$119	$127	$131	$136	$131	$(5)	(4)%	$(5)	(4)%	$4	3%
Operating net investment income (1)	(1)	(3)	4	(11)	(5)	(1)	(5)	(4)	#	(4)	#	6	55%
Amortization of intangibles	10	10	10	10	10	10	10	—	—	—	—	—	—
Adjusted operating earnings (1)	$145	$153	$133	$126	$136	$145	$136	$(9)	(6)%	$(9)	(6)%	$10	8%

Adjusted net pretax operating margin (1)	33.6%	34.9%	32.7%	31.4%	33.3%	33.6%	33.3%	(0.3)%		(0.3)%		1.9%

Return on Equity
Allocated equity	$1,911	$1,954	$1,948	$1,922	$1,913	$1,911	$1,913	$2	—	$2	—	$(9)	—
Return on allocated equity (1)(2)	18.0%	18.8%	18.4%	17.1%	17.2%	18.0%	17.2%	(0.8)%		(0.8)%		0.1%
Operating return on allocated equity (1)(3)	22.9%	22.1%	22.0%	20.4%	20.1%	22.9%	20.1%	(2.8)%		(2.8)%		(0.3)%

(1)             See non-GAAP financial information on pg 36.

(2)             Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows (1)	$(2,305)	$(998)	$(4,478)	$(8,907)	$(5,122)	$(2,305)	$(5,122)	$(2,817)	#	$(2,817)	#	$3,785	42%
Threadneedle managed asset net flows	(2,968)	1,694	(756)	12,612	260	(2,968)	260	3,228	#	3,228	#	(12,352)	(98)%
Sub-advised eliminations	108	(998)	9	85	260	108	260	152	#	152	#	175	#
Total managed asset net flows	$(5,165)	$(302)	$(5,225)	$3,790	$(4,602)	$(5,165)	$(4,602)	$563	11%	$563	11%	$(8,392)	#

Total Managed Assets Reconciliations
Columbia managed assets	$362,960	$362,044	$324,654	$326,119	$344,006	$362,960	$344,006	$(18,954)	(5)%	$(18,954)	(5)%	$17,887	5%
Threadneedle managed assets	106,765	110,402	96,465	113,573	123,340	106,765	123,340	16,575	16%	16,575	16%	9,767	9%
Sub-advised eliminations	(4,291)	(5,215)	(4,127)	(4,189)	(4,305)	(4,291)	(4,305)	(14)	—	(14)	—	(116)	(3)%
Total managed assets	$465,434	$467,231	$416,992	$435,503	$463,041	$465,434	$463,041	$(2,393)	(1)%	$(2,393)	(1)%	$27,538	6%

Total Managed Assets by Type
Equity	$247,257	$247,552	$198,911	$209,933	$231,893	$247,257	$231,893	$(15,364)	(6)%	$(15,364)	(6)%	$21,960	10%
Fixed income	188,149	190,350	190,025	196,542	202,256	188,149	202,256	14,107	7%	14,107	7%	5,714	3%
Money market	6,389	6,267	6,258	7,465	6,869	6,389	6,869	480	8%	480	8%	(596)	(8)%
Alternative	10,959	10,725	10,117	9,271	9,313	10,959	9,313	(1,646)	(15)%	(1,646)	(15)%	42	—
Hybrid and other	12,680	12,337	11,681	12,292	12,710	12,680	12,710	30	—	30	—	418	3%
Total managed assets by type	$465,434	$467,231	$416,992	$435,503	$463,041	$465,434	$463,041	$(2,393)	(1)%	$(2,393)	(1)%	$27,538	6%

(1)  In the 1st quarter of 2012, Columbia net flows were revised to exclude affiliated general account assets.  All prior periods have been restated.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$218,460	$226,442	$225,368	$194,130	$204,843	$218,460	$204,843	$(13,617)	(6)%	$(13,617)	(6)%	$10,713	6%
Mutual fund inflows	11,395	9,708	9,639	8,451	10,717	11,395	10,717	(678)	(6)%	(678)	(6)%	2,266	27%
Mutual fund outflows	(12,642)	(11,928)	(12,349)	(11,702)	(14,267)	(12,642)	(14,267)	(1,625)	(13)%	(1,625)	(13)%	(2,565)	(22)%
Net VP/VIT fund flows	381	394	388	417	279	381	279	(102)	(27)%	(102)	(27)%	(138)	(33)%
Net new flows	(866)	(1,826)	(2,322)	(2,834)	(3,271)	(866)	(3,271)	(2,405)	#	(2,405)	#	(437)	(15)%
Reinvested dividends	328	2,083	384	1,963	342	328	342	14	4%	14	4%	(1,621)	(83)%
Net flows	(538)	257	(1,938)	(871)	(2,929)	(538)	(2,929)	(2,391)	#	(2,391)	#	(2,058)	#
Distributions	(556)	(2,520)	(579)	(2,559)	(534)	(556)	(534)	22	4%	22	4%	2,025	79%
Market appreciation (depreciation) and other	9,076	1,189	(28,721)	14,143	20,049	9,076	20,049	10,973	#	10,973	#	5,906	42%
Total ending assets	226,442	225,368	194,130	204,843	221,429	226,442	221,429	(5,013)	(2)%	(5,013)	(2)%	16,586	8%

% of total retail assets sub-advised	18.5%	18.3%	18.3%	18.2%	18.2%	18.5%	18.2%	(0.3)%		(0.3)%		—

Institutional (2)
Beginning assets	89,406	89,753	89,355	81,906	73,270	89,406	73,270	(16,136)	(18)%	(16,136)	(18)%	(8,636)	(11)%
Net flows	(1,333)	(991)	(2,381)	(7,069)	(1,887)	(1,333)	(1,887)	(554)	(42)%	(554)	(42)%	5,182	73%
Market appreciation (depreciation) and other (1)	1,680	593	(5,068)	(1,567)	3,641	1,680	3,641	1,961	#	1,961	#	5,208	#
Total ending assets	89,753	89,355	81,906	73,270	75,024	89,753	75,024	(14,729)	(16)%	(14,729)	(16)%	1,754	2%

Alternative
Beginning assets	9,971	9,615	9,446	8,955	8,124	9,971	8,124	(1,847)	(19)%	(1,847)	(19)%	(831)	(9)%
Net flows	(434)	(264)	(159)	(967)	(306)	(434)	(306)	128	29%	128	29%	661	68%
Market appreciation (depreciation) and other	78	95	(332)	136	435	78	435	357	#	357	#	299	#
Total ending assets	9,615	9,446	8,955	8,124	8,253	9,615	8,253	(1,362)	(14)%	(1,362)	(14)%	129	2%

Affiliated General Account Assets (2)	37,352	38,095	39,865	40,021	39,402	37,352	39,402	2,050	5%	2,050	5%	(619)	(2)%

Other and Eliminations	(202)	(220)	(202)	(139)	(102)	(202)	(102)	100	50%	100	50%	37	27%
Total Columbia managed assets	$362,960	$362,044	$324,654	$326,119	$344,006	$362,960	$344,006	$(18,954)	(5)%	$(18,954)	(5)%	$17,887	5%

Total Columbia net flows (2)	$(2,305)	$(998)	$(4,478)	$(8,907)	$(5,122)	$(2,305)	$(5,122)	$(2,817)	#	$(2,817)	#	$3,785	42%

(1)        Included in Market appreciation (depreciation) and other for Institutional funds in the 4th quarter of 2011 are ($4.7B) due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

(2)        In the 1st quarter of 2012, the Institutional asset rollforward was revised to exclude affiliated general account assets.  All prior periods have been restated.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$33,394	$34,275	$36,638	$30,097	$31,809	$33,394	$31,809	$(1,585)	(5)%	$(1,585)	(5)%	$1,712	6%
Mutual fund inflows	4,129	5,181	4,304	3,530	4,516	4,129	4,516	387	9%	387	9%	986	28%
Mutual fund outflows	(4,714)	(3,277)	(5,498)	(3,041)	(3,399)	(4,714)	(3,399)	1,315	28%	1,315	28%	(358)	(12)%
Net new flows	(585)	1,904	(1,194)	489	1,117	(585)	1,117	1,702	#	1,702	#	628	#
Reinvested dividends	16	55	13	84	14	16	14	(2)	(13)%	(2)	(13)%	(70)	(83)%
Net flows	(569)	1,959	(1,181)	573	1,131	(569)	1,131	1,700	#	1,700	#	558	97%
Distributions	(56)	(162)	(180)	(213)	(74)	(56)	(74)	(18)	(32)%	(18)	(32)%	139	65%
Market appreciation (depreciation)	499	330	(4,550)	1,296	2,387	499	2,387	1,888	#	1,888	#	1,091	84%
Foreign currency translation (1)	888	(14)	(915)	(128)	1,033	888	1,033	145	16%	145	16%	1,161	#
Other	119	250	285	184	59	119	59	(60)	(50)%	(60)	(50)%	(125)	(68)%
Total ending assets	34,275	36,638	30,097	31,809	36,345	34,275	36,345	2,070	6%	2,070	6%	4,536	14%

Institutional
Beginning assets	70,916	71,146	72,485	65,206	80,617	70,916	80,617	9,701	14%	9,701	14%	15,411	24%
Net flows	(2,364)	(141)	414	12,109	(764)	(2,364)	(764)	1,600	68%	1,600	68%	(12,873)	#
Market appreciation (depreciation)	291	812	(6,171)	3,211	3,115	291	3,115	2,824	#	2,824	#	(96)	(3)%
Foreign currency translation (1)	1,896	78	(1,957)	(373)	2,437	1,896	2,437	541	29%	541	29%	2,810	#
Other	407	590	435	464	530	407	530	123	30%	123	30%	66	14%
Total ending assets	71,146	72,485	65,206	80,617	85,935	71,146	85,935	14,789	21%	14,789	21%	5,318	7%

Alternative
Beginning assets	1,338	1,344	1,279	1,162	1,147	1,338	1,147	(191)	(14)%	(191)	(14)%	(15)	(1)%
Net flows	(35)	(124)	11	(70)	(107)	(35)	(107)	(72)	#	(72)	#	(37)	(53)%
Market appreciation (depreciation)	(10)	32	(103)	(4)	(27)	(10)	(27)	(17)	#	(17)	#	(23)	#
Foreign currency translation (1)	35	6	(39)	(3)	33	35	33	(2)	(6)%	(2)	(6)%	36	#
Other	16	21	14	62	14	16	14	(2)	(13)%	(2)	(13)%	(48)	(77)%
Total ending assets	1,344	1,279	1,162	1,147	1,060	1,344	1,060	(284)	(21)%	(284)	(21)%	(87)	(8)%

Total Threadneedle managed assets	$106,765	$110,402	$96,465	$113,573	$123,340	$106,765	$123,340	$16,575	16%	$16,575	16%	$9,767	9%

Total Threadneedle net flows	$(2,968)	$1,694	$(756)	$12,612	$260	$(2,968)	$260	$3,228	#	$3,228	#	$(12,352)	(98)%

(1)           Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2012

Mutual Fund Rankings in top 2 Lipper Quartiles

		2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012
Domestic Equity
Equal weighted	1 year	72%	54%	37%	46%
	3 year	59%	48%	48%	60%
	5 year	67%	66%	61%	63%
Asset weighted	1 year	62%	56%	38%	59%
	3 year	64%	60%	39%	76%
	5 year	71%	60%	58%	60%
International Equity
Equal weighted	1 year	39%	33%	61%	83%
	3 year	38%	41%	65%	65%
	5 year	50%	50%	50%	64%
Asset weighted	1 year	8%	18%	71%	93%
	3 year	56%	61%	77%	75%
	5 year	63%	66%	65%	84%
Taxable Fixed Income
Equal weighted	1 year	65%	70%	85%	85%
	3 year	68%	58%	55%	45%
	5 year	68%	68%	68%	68%
Asset weighted	1 year	74%	85%	93%	95%
	3 year	68%	56%	64%	44%
	5 year	73%	73%	73%	75%
Tax Exempt Fixed Income
Equal weighted	1 year	100%	100%	95%	90%
	3 year	100%	100%	85%	95%
	5 year	94%	95%	95%	90%
Asset weighted	1 year	100%	100%	85%	82%
	3 year	100%	100%	84%	85%
	5 year	99%	99%	99%	98%
Asset Allocation Funds
Equal weighted	1 year	71%	95%	86%	91%
	3 year	57%	57%	48%	67%
	5 year	57%	57%	57%	52%
Asset weighted	1 year	79%	92%	85%	92%
	3 year	88%	88%	79%	89%
	5 year	87%	88%	88%	88%

Number of funds with 4 or 5 Morningstar star ratings
Overall		52	54	52	56
3 year		46	48	46	53
5 year		47	46	49	49

Percent of funds with 4 or 5 Morningstar star ratings
Overall		45%	46%	44%	47%
3 year		40%	41%	39%	44%
5 year		42%	41%	44%	44%

Percent of assets with 4 or 5 Morningstar star ratings
Overall		53%	58%	59%	66%
3 year		44%	39%	40%	53%
5 year		38%	41%	42%	44%

Beginning in the second quarter of 2011, mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  In instances where a fund’s Class Z shares do not have a full one, three or five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data includes all Columbia branded mutual funds.

Data not shown prior to second quarter 2011.  History will be built using the new format going forward.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2012

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012
Equity
Equal weighted	1 year	83%	65%	65%	73%
	3 year	75%	78%	72%	73%
	5 year	86%	86%	86%	86%
Asset weighted	1 year	83%	67%	68%	84%
	3 year	85%	82%	76%	78%
	5 year	96%	90%	86%	87%

Fixed Income
Equal weighted	1 year	56%	64%	69%	79%
	3 year	77%	69%	77%	85%
	5 year	73%	73%	82%	82%
Asset weighted	1 year	52%	58%	69%	80%
	3 year	92%	62%	75%	80%
	5 year	83%	91%	97%	97%

Allocation (Managed) Funds
Equal weighted	1 year	67%	50%	33%	67%
	3 year	100%	83%	67%	50%
	5 year	100%	100%	100%	100%
Asset weighted	1 year	82%	54%	14%	80%
	3 year	100%	87%	49%	41%
	5 year	100%	100%	100%	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Data not shown prior to second quarter 2011.  History will be built using the new format going forward.

Statistical Supplement Package

(unaudited)

First Quarter 2012

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$155	$161	$152	$154	$160	$155	$160	$5	3%	$5	3%	$6	4%
Distribution fees	76	80	80	76	76	76	76	—	—	—	—	—	—
Net investment income	323	308	344	304	293	323	293	(30)	(9)%	(30)	(9)%	(11)	(4)%
Premiums	34	49	44	34	32	34	32	(2)	(6)%	(2)	(6)%	(2)	(6)%
Other revenues	55	67	68	66	67	55	67	12	22%	12	22%	1	2%
Total revenues	643	665	688	634	628	643	628	(15)	(2)%	(15)	(2)%	(6)	(1)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues (1)	643	665	688	634	628	643	628	(15)	(2)%	(15)	(2)%	(6)	(1)%

Expenses
Distribution expenses	99	101	103	97	100	99	100	1	1%	1	1%	3	3%
Interest credited to fixed accounts	173	177	178	186	171	173	171	(2)	(1)%	(2)	(1)%	(15)	(8)%
Benefits, claims, losses and settlement expenses	97	119	96	93	78	97	78	(19)	(20)%	(19)	(20)%	(15)	(16)%
Amortization of deferred acquisition costs	48	54	124	38	34	48	34	(14)	(29)%	(14)	(29)%	(4)	(11)%
Interest and debt expense	—	—	1	—	1	—	1	1	—	1	—	1	—
General and administrative expense	54	60	51	56	55	54	55	1	2%	1	2%	(1)	(2)%
Operating expenses (1)	471	511	553	470	439	471	439	(32)	(7)%	(32)	(7)%	(31)	(7)%
Pretax operating earnings (1)	$172	$154	$135	$164	$189	$172	$189	$17	10%	$17	10%	$25	15%

Pretax segment income	$148	$148	$210	$58	$77	$148	$77	$(71)	(48)%	$(71)	(48)%	$19	33%

Margins
Pretax segment margin	23.1%	22.2%	30.6%	9.1%	12.2%	23.1%	12.2%	(10.9)%		(10.9)%		3.1%
Pretax operating margin (1)	26.7%	23.2%	19.6%	25.9%	30.1%	26.7%	30.1%	3.4%		3.4%		4.2%

Return on Equity
Allocated equity	$1,927	$2,055	$2,298	$1,931	$1,651	$1,927	$1,651	$(276)	(14)%	$(276)	(14)%	$(280)	(15)%
Return on allocated equity (1)(2)	21.8%	20.2%	23.3%	21.2%	18.8%	21.8%	18.8%	(3.0)%		(3.0)%		(2.4)%
Operating return on allocated equity (1)(3)	22.3%	22.7%	23.4%	23.3%	24.1%	22.3%	24.1%	1.8%		1.8%		0.8%

Market impact on variable annuity guaranteed living benefits (4)
FAS 157 valuation impact	$(11)	$20	$263	$(56)	$(60)	$(11)	$(60)	$(49)	#	$(49)	#	$(4)	(7)%
Other	(10)	(27)	(186)	(55)	(53)	(10)	(53)	(43)	#	(43)	#	2	4%
Total VA guaranteed living benefit impact excluded from operating earnings	$(21)	$(7)	$77	$(111)	$(113)	$(21)	$(113)	$(92)	#	$(92)	#	$(2)	(2)%

Total annuity net flows	$(144)	$(49)	$19	$69	$(101)	$(144)	$(101)	$43	30%	$43	30%	$(170)	#

(1)	See non-GAAP financial information on pg 36.
(2)

Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)	Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings (1)	$99	$88	$60	$118	$133	$99	$133	$34	34%	$34	34%	$15	13%
Allocated equity	$609	$746	$1,001	$593	$359	$609	$359	$(250)	(41)%	$(250)	(41)%	$(234)	(39)%
Operating return on allocated equity (1)(2)	25.5%	27.3%	36.0%	38.4%	44.7%	25.5%	44.7%	19.2%		19.2%		6.3%

Fixed Annuities (3)
Pretax operating earnings (1)	$73	$66	$75	$46	$56	$73	$56	$(17)	(23)%	$(17)	(23)%	$10	22%
Allocated equity	$1,318	$1,309	$1,297	$1,338	$1,292	$1,318	$1,292	$(26)	(2)%	$(26)	(2)%	$(46)	(3)%
Operating return on allocated equity (1)(2)	20.9%	20.6%	16.6%	15.0%	13.8%	20.9%	13.8%	(7.1)%		(7.1)%		(1.2)%

Variable Annuities Rollforward
Beginning balance	$62,637	$64,741	$65,223	$58,934	$62,343	$62,637	$62,343	$(294)	—	$(294)	—	$3,409	6%
Deposits	1,604	1,688	1,554	1,553	1,593	1,604	1,593	(11)	(1)%	(11)	(1)%	40	3%
Withdrawals and terminations	(1,500)	(1,525)	(1,375)	(1,326)	(1,507)	(1,500)	(1,507)	(7)	—	(7)	—	(181)	(14)%
Net flows	104	163	179	227	86	104	86	(18)	(17)%	(18)	(17)%	(141)	(62)%
Investment performance and interest credited	2,000	319	(6,468)	3,182	4,531	2,000	4,531	2,531	#	2,531	#	1,349	42%
Total ending balance - contract accumulation values	$64,741	$65,223	$58,934	$62,343	$66,960	$64,741	$66,960	$2,219	3%	$2,219	3%	$4,617	7%

Variable annuities fixed sub-accounts	$4,790	$4,750	$4,797	$4,847	$4,849	$4,790	$4,849	$59	1%	$59	1%	$2	—

Fixed Annuities Rollforward
Beginning balance	$14,441	$14,324	$14,242	$14,210	$14,193	$14,441	$14,193	$(248)	(2)%	$(248)	(2)%	$(17)	—
Deposits	95	121	132	144	133	95	133	38	40%	38	40%	(11)	(8)%
Withdrawals and terminations	(343)	(333)	(292)	(302)	(320)	(343)	(320)	23	7%	23	7%	(18)	(6)%
Net flows	(248)	(212)	(160)	(158)	(187)	(248)	(187)	61	25%	61	25%	(29)	(18)%
Policyholder interest credited	131	130	128	133	127	131	127	(4)	(3)%	(4)	(3)%	(6)	(5)%
Other	—	—	—	8	—	—	—	—	—	—	—	(8)	#
Total ending balance - contract accumulation values	$14,324	$14,242	$14,210	$14,193	$14,133	$14,324	$14,133	$(191)	(1)%	$(191)	(1)%	$(60)	—

Capitalized interest	$1	$2	$1	$1	$1	$1	$1	$—	—	$—	—	$—	—

Payout Annuities Reserve Balance	$2,124	$2,144	$2,151	$2,153	$2,148	$2,124	$2,148	$24	1%	$24	1%	$(5)	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)(6)	6.3%	6.2%	6.1%	6.0%	5.9%	6.3%	5.9%	(0.4)%		(0.4)%		(0.1)%
Crediting rate excluding capitalized interest	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	(3.7)%	—		—		—
Tax equivalent margin spread	2.6%	2.5%	2.4%	2.3%	2.2%	2.6%	2.2%	(0.4)%		(0.4)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,508	$1,528	$1,529	$1,429	$1,491	$1,508	$1,491	$(17)	(1)%	$(17)	(1)%	$62	4%
Capitalization	50	54	49	49	48	50	48	(2)	(4)%	(2)	(4)%	(1)	(2)%
Amortization due to market impact on VA guaranteed living benefits	6	—	(42)	41	36	6	36	30	#	30	#	(5)	(12)%
Operating amortization per income statement	(38)	(44)	(101)	(27)	(24)	(38)	(24)	14	37%	14	37%	3	11%
Other	2	(9)	(6)	(1)	(2)	2	(2)	(4)	#	(4)	#	(1)	#
Total ending balance	$1,528	$1,529	$1,429	$1,491	$1,549	$1,528	$1,549	$21	1%	$21	1%	$58	4%

Total Fixed Annuities DAC
Beginning balance	$169	$165	$146	$115	$108	$169	$108	$(61)	(36)%	$(61)	(36)%	$(7)	(6)%
Capitalization	2	3	2	4	3	2	3	1	50%	1	50%	(1)	(25)%
Amortization per income statement	(10)	(10)	(23)	(11)	(10)	(10)	(10)	—	—	—	—	1	9%
Other	4	(12)	(10)	—	(15)	4	(15)	(19)	#	(19)	#	(15)	—
Total ending balance	$165	$146	$115	$108	$86	$165	$86	$(79)	(48)%	$(79)	(48)%	$(22)	(20)%

(1)	See non-GAAP financial information on pg 36.
(2)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)	Includes payout annuities.
(4)

Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)

In the 1st quarter of 2011 through the 1st quarter of 2012, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 6.0%, 5.8%, 5.8%, 5.7% and 5.7% respectively.

(6)

The Gross rate of return on invested assets for the 3rd quarter 2011 is shown net of an adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities.  Including the adjustment, the Gross rate of return on invested assets in the 3rd quarter 2011 is 7.1%.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2012

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$14	$15	$13	$14	$14	$14	$14	$—	—	$—	—	$—	—
Distribution fees	23	23	24	25	23	23	23	—	—	—	—	(2)	(8)%
Net investment income	107	109	107	103	106	107	106	(1)	(1)%	(1)	(1)%	3	3%
Premiums	262	267	271	276	273	262	273	11	4%	11	4%	(3)	(1)%
Other revenues	110	108	87	112	107	110	107	(3)	(3)%	(3)	(3)%	(5)	(4)%
Total revenues	516	522	502	530	523	516	523	7	1%	7	1%	(7)	(1)%
Banking and deposit interest expense	—	—	—	1	1	—	1	1	—	1	—	—	—
Operating total net revenues (1)	516	522	502	529	522	516	522	6	1%	6	1%	(7)	(1)%

Expenses
Distribution expenses	14	17	16	15	15	14	15	1	7%	1	7%	—	—
Interest credited to fixed accounts	35	35	36	36	35	35	35	—	—	—	—	(1)	(3)%
Benefits, claims, losses and settlement expenses	259	279	281	266	265	259	265	6	2%	6	2%	(1)	—
Amortization of deferred acquisition costs	29	29	31	30	30	29	30	1	3%	1	3%	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	68	70	68	69	70	68	70	2	3%	2	3%	1	1%
Operating expenses (1)	405	430	432	416	415	405	415	10	2%	10	2%	(1)	—
Pretax operating earnings (1)	$111	$92	$70	$113	$107	$111	$107	$(4)	(4)%	$(4)	(4)%	$(6)	(5)%

Pretax segment income	$112	$95	$69	$113	$107	$112	$107	$(5)	(4)%	$(5)	(4)%	$(6)	(5)%

Margins
Pretax segment margin	21.7%	18.1%	13.8%	21.4%	20.5%	21.7%	20.5%	(1.2)%		(1.2)%		(0.9)%
Pretax operating margin (1)	21.5%	17.6%	13.9%	21.4%	20.5%	21.5%	20.5%	(1.0)%		(1.0)%		(0.9)%

Return on Equity
Allocated equity	$1,947	$1,912	$1,698	$1,710	$1,716	$1,947	$1,716	$(231)	(12)%	$(231)	(12)%	$6	—
Return on allocated equity (1)(2)	15.7%	13.8%	14.4%	16.1%	16.3%	15.7%	16.3%	0.6%		0.6%		0.2%
Operating return on allocated equity (1)(3)	15.5%	13.6%	14.2%	15.7%	15.8%	15.5%	15.8%	0.3%		0.3%		0.1%

Product Information
Long Term Care
Pretax operating earnings (1)	$10	$8	$11	$3	$2	$10	$2	$(8)	(80)%	$(8)	(80)%	$(1)	(33)%
Allocated equity	$635	$645	$429	$423	$436	$635	$436	$(199)	(31)%	$(199)	(31)%	$13	3%
Operating return on allocated equity (1)(3)	4.1%	4.3%	5.1%	4.3%	3.5%	4.1%	3.5%	(0.6)%		(0.6)%		(0.8)%

Protection excluding Long Term Care
Pretax operating earnings (1)	$101	$84	$59	$110	$105	$101	$105	$4	4%	$4	4%	$(5)	(5)%
Allocated equity	$1,312	$1,267	$1,269	$1,287	$1,280	$1,312	$1,280	$(32)	(2)%	$(32)	(2)%	$(7)	(1)%
Operating return on allocated equity (1)(3)	20.8%	18.0%	18.4%	20.5%	20.7%	20.8%	20.7%	(0.1)%		(0.1)%		0.2%

(1)             See non-GAAP financial information on pg 36.

(2)             Calculated using net income subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$37	$48	$46	$51	$56	$37	$56	$19	51%	$19	51%	$5	10%
Term and whole life	3	2	3	2	3	3	3	—	—	—	—	1	50%
Disability insurance	1	2	2	1	1	1	1	—	—	—	—	—	—
Auto and home	185	186	199	186	197	185	197	12	6%	12	6%	11	6%
Total cash sales	$226	$238	$250	$240	$257	$226	$257	$31	14%	$31	14%	$17	7%

VUL / UL Policyholder Account Balances
Beginning balance	$9,492	$9,698	$9,694	$8,862	$9,216	$9,492	$9,216	$(276)	(3)%	$(276)	(3)%	$354	4%
Premiums and deposits	225	225	221	231	232	225	232	7	3%	7	3%	1	—
Investment performance and interest	269	43	(784)	393	575	269	575	306	#	306	#	182	46%
Withdrawals and surrenders	(288)	(272)	(270)	(269)	(284)	(288)	(284)	4	1%	4	1%	(15)	(6)%
Other	—	—	1	(1)	1	—	1	1	—	1	—	2	#
Total ending balance	$9,698	$9,694	$8,862	$9,216	$9,740	$9,698	$9,740	$42	—	$42	—	$524	6%

Premiums by Product
Term and whole life	$13	$14	$13	$13	$12	$13	$12	$(1)	(8)%	$(1)	(8)%	$(1)	(8)%
Disability insurance	40	41	41	40	40	40	40	—	—	—	—	—	—
Long term care	29	29	29	31	28	29	28	(1)	(3)%	(1)	(3)%	(3)	(10)%
Auto and home	175	180	184	188	189	175	189	14	8%	14	8%	1	1%
Intercompany premiums	5	3	4	4	4	5	4	(1)	(20)%	(1)	(20)%	—	—
Total premiums by product	$262	$267	$271	$276	$273	$262	$273	$11	4%	$11	4%	$(3)	(1)%

Auto and Home Insurance
Policy count (thousands)	664	677	687	696	708	664	708	44	7%	44	7%	12	2%
Loss ratio	85.6%	90.9%	94.5%	81.7%	80.4%	85.6%	80.4%	(5.2)%		(5.2)%		(1.3)%
Expense ratio	15.4%	15.3%	15.5%	16.4%	15.5%	15.4%	15.5%	0.1%		0.1%		(0.9)%
Combined ratio	101.0%	106.2%	110.0%	98.1%	95.9%	101.0%	95.9%	(5.1)%		(5.1)%		(2.2)%

DAC Rollforward
Life and Health
Beginning balance	$844	$844	$837	$816	$814	$844	$814	$(30)	(4)%	$(30)	(4)%	$(2)	—
Capitalization	16	18	17	18	16	16	16	—	—	—	—	(2)	(11)%
Amortization per income statement	(18)	(19)	(21)	(19)	(19)	(18)	(19)	(1)	(6)%	(1)	(6)%	—	—
Other	2	(6)	(17)	(1)	(2)	2	(2)	(4)	#	(4)	#	(1)	#
Total ending balance	$844	$837	$816	$814	$809	$844	$809	$(35)	(4)%	$(35)	(4)%	$(5)	(1)%

Life Insurance in Force	$191,657	$191,823	$191,429	$191,262	$190,872	$191,657	$190,872	$(785)	—	$(785)	—	$(390)	—

Net Amount at Risk	$47,583	$46,883	$46,758	$45,544	$44,360	$47,583	$44,360	$(3,223)	(7)%	$(3,223)	(7)%	$(1,184)	(3)%

Net Policyholder Reserves
VUL / UL	$8,737	$8,744	$7,928	$8,290	$8,818	$8,737	$8,818	$81	1%	$81	1%	$528	6%
Term and whole life	234	235	236	237	236	234	236	2	1%	2	1%	(1)	—
Disability insurance	511	517	519	521	525	511	525	14	3%	14	3%	4	1%
Long term care and other	2,524	2,538	2,548	2,569	2,590	2,524	2,590	66	3%	66	3%	21	1%
Auto and home loss and LAE reserves	328	338	350	350	344	328	344	16	5%	16	5%	(6)	(2)%
Total net policyholder reserves	$12,334	$12,372	$11,581	$11,967	$12,513	$12,334	$12,513	$179	1%	$179	1%	$546	5%

(1)             Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2012

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$(1)	$—	$—	$—	$—	—	$—	—	$1		#
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(7)	(6)	(7)	(7)	4	(7)	4	11	#	11	#	11		#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	28	—	1	4	1	4	3	#	3	#	3		#
Total revenues	(6)	22	(7)	(7)	8	(6)	8	14	#	14	#	15		#
Banking and deposit interest expense	—	—	—	(1)	—	—	—	—	—	—	—	1		#
Operating total net revenues (1)	(6)	22	(7)	(6)	8	(6)	8	14	#	14	#	14		#

Expenses
Distribution expenses	—	1	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	25	24	23	23	22	25	22	(3)	(12)%	(3)	(12)%	(1)	(4)%
General and administrative expense	34	38	30	46	51	34	51	17	50%	17	50%	5	11%
Operating expenses (1)	59	63	53	69	73	59	73	14	24%	14	24%	4	6%
Pretax operating loss (1)	$(65)	$(41)	$(60)	$(75)	$(65)	$(65)	$(65)	$—	—	$—	—	$10	13%

Pretax segment loss	$(81)	$(67)	$(164)	$(31)	$(60)	$(81)	$(60)	$21	26%	$21	26%	$(29)	(94)%
Pretax segment loss attributable to Ameriprise Financial	$(63)	$(39)	$(59)	$(76)	$(64)	$(63)	$(64)	$(1)	(2)%	$(1)	(2)%	$12	16%

(1)             See non-GAAP financial information on pg 36.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2012

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(28)	$(29)	$(29)	$(29)	$(30)	$(28)	$(30)	$(2)	(7)%	$(2)	(7)%	$(1)	(3)%
Distribution fees	(278)	(294)	(284)	(277)	(279)	(278)	(279)	(1)	—	(1)	—	(2)	(1)%
Net investment income	—	—	(1)	—	—	—	—	—	—	—	—	—	—
Premiums	(4)	(4)	(4)	(5)	(4)	(4)	(4)	—	—	—	—	1	20%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(310)	(327)	(318)	(311)	(313)	(310)	(313)	(3)	(1)%	(3)	(1)%	(2)	(1)%
Banking and deposit interest expense	(1)	—	(1)	(2)	(1)	(1)	(1)	—	—	—	—	1	50%
Operating total net revenues (2)	(309)	(327)	(317)	(309)	(312)	(309)	(312)	(3)	(1)%	(3)	(1)%	(3)	(1)%

Expenses
Distribution expenses	(295)	(311)	(301)	(295)	(297)	(295)	(297)	(2)	(1)%	(2)	(1)%	(2)	(1)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(14)	(16)	(16)	(14)	(15)	(14)	(15)	(1)	(7)%	(1)	(7)%	(1)	(7)%
Operating expenses (2)	(309)	(327)	(317)	(309)	(312)	(309)	(312)	(3)	(1)%	(3)	(1)%	(3)	(1)%
Pretax operating earnings (2)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)             The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

(2)             See non-GAAP financial information on pg 36.

Statistical Supplement Package

(unaudited)

First Quarter 2012

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2012

(in millions, unaudited)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Assets
Ameriprise Financial
Cash and cash equivalents	$2,437	$2,528	$2,664	$2,781	$2,312
Investments	37,159	37,650	38,295	38,775	39,104
Separate account assets	70,260	70,763	63,237	66,780	71,635
Receivables	5,036	5,239	5,313	5,559	5,473
Deferred acquisition costs	2,571	2,544	2,390	2,440	2,472
Restricted and segregated cash and investments	1,770	1,775	1,673	1,793	1,875
Other assets	5,520	5,673	8,117	7,751	7,429
Assets held for sale	166	162	165	—	—
Total Ameriprise Financial assets	124,919	126,334	121,854	125,879	130,300

Consolidated Investment Entities
Cash and cash equivalents	906	479	429	470	562
Investments	5,363	5,416	5,160	4,789	4,815
Receivables	84	96	51	59	43
Other assets	920	1,107	1,171	1,110	1,037
Total Consolidated Investment Entities assets	7,273	7,098	6,811	6,428	6,457
Total Assets	$132,192	$133,432	$128,665	$132,307	$136,757

Liabilities
Ameriprise Financial
Future policy benefits and claims	$29,804	$29,988	$31,631	$31,710	$30,994
Separate account liabilities	70,260	70,763	63,237	66,780	71,635
Customer deposits	8,911	9,430	9,624	9,850	9,961
Short-term borrowings	497	505	504	504	504
Long-term debt	2,298	2,332	2,404	2,393	2,381
Accounts payable and accrued expenses	861	1,045	1,005	1,048	887
Other liabilities	3,426	3,350	4,747	5,033	5,272
Liabilities held for sale	190	190	60	—	—
Total Ameriprise Financial liabilities	116,247	117,603	113,212	117,318	121,634

Consolidated Investment Entities
Debt	5,712	5,702	5,529	5,178	5,231
Accounts payable and accrued expenses	22	27	25	17	20
Other liabilities	359	190	162	100	123
Total Consolidated Investment Entities liabilities	6,093	5,919	5,716	5,295	5,374
Total Liabilities	122,340	123,522	118,928	122,613	127,008

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,043	6,108	6,182	6,237	6,237
Retained earnings	4,965	5,215	5,479	5,603	5,845
Appropriated retained earnings of consolidated investment entities	530	494	380	428	440
Treasury stock	(2,952)	(3,319)	(3,772)	(4,034)	(4,261)
Accumulated other comprehensive income, net of tax	625	729	749	751	851
Total Ameriprise Financial shareholders’ equity	9,214	9,230	9,021	8,988	9,115

Noncontrolling interests	638	680	716	706	634
Total Equity	9,852	9,910	9,737	9,694	9,749
Total Liabilities and Shareholders’ Equity	$132,192	$133,432	$128,665	$132,307	$136,757

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2012

(in millions unless otherwise noted, unaudited)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Long-term Debt Summary
Senior notes	$1,990	$2,024	$2,098	$2,099	$2,087
Junior subordinated notes	308	308	306	294	294
Total Ameriprise Financial long-term debt	2,298	2,332	2,404	2,393	2,381
Non-recourse debt of consolidated investment entities	5,712	5,702	5,529	5,178	5,231
Total long-term debt	$8,010	$8,034	$7,933	$7,571	$7,612

Total Ameriprise Financial long-term debt	$2,298	$2,332	$2,404	$2,393	$2,381
Fair value of hedges and unamortized discount	(40)	(74)	(148)	(149)	(137)
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,258	$2,258	$2,256	$2,244	$2,244

Total equity (3)	$9,852	$9,910	$9,737	$9,694	$9,749
Noncontrolling interests	(638)	(680)	(716)	(706)	(634)
Total Ameriprise Financial shareholders’ equity	9,214	9,230	9,021	8,988	9,115
Assets and liabilities held for sale	24	28	(105)	—	—
Equity of consolidated investment entities	(501)	(464)	(347)	(402)	(413)
Total Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs (1)	$8,737	$8,794	$8,569	$8,586	$8,702

Total Ameriprise Financial capital	$11,512	$11,562	$11,425	$11,381	$11,496
Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$10,995	$11,052	$10,825	$10,830	$10,946

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.0%	20.2%	21.0%	21.0%	20.7%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs (1)	20.5%	20.4%	20.8%	20.7%	20.5%

Ratings (as of March 31, 2012 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (2)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (2)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)	See non-GAAP financial information on pg 36.
(2)	For the most current ratings information, please see the individual rating agency’s website.
(3)	Includes accumulated other comprehensive income, net of tax.
N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2012

(in millions unless otherwise noted, unaudited)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Cash and cash equivalents	$2,437	$2,528	$2,664	$2,781	$2,312

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,676	16,634	17,343	18,040	18,393

Residential mortgage backed securities	7,562	7,712	7,433	7,396	7,358
Commercial mortgage backed securities	4,702	4,735	4,885	4,719	4,584
Asset backed securities	2,015	2,063	2,034	1,985	2,056
Total mortgage and other asset backed securities	14,279	14,510	14,352	14,100	13,998

State and municipal obligations	1,836	1,957	2,083	2,130	2,113
US government and agencies obligations	93	94	73	71	68
Foreign government bonds and obligations	108	124	127	144	205
Common and preferred stocks	10	10	8	9	11
Other AFS	28	19	26	11	17
Total other	2,075	2,204	2,317	2,365	2,414
Total available-for-sale securities	33,030	33,348	34,012	34,505	34,805

Commercial mortgage loans	2,582	2,560	2,555	2,624	2,650
Allowance for loan losses	(36)	(36)	(35)	(35)	(35)
Commercial mortgage loans, net	2,546	2,524	2,520	2,589	2,615

Policy loans	731	736	741	742	741
Other investments	852	1,042	1,022	939	943
Total investments	37,159	37,650	38,295	38,775	39,104
Total cash, cash equivalents and investments	$39,596	$40,178	$40,959	$41,556	$41,416

Net unrealized gain Available-for-Sale Securities	$1,391	$1,673	$2,006	$2,058	$2,187

AFS Fixed Maturity Asset Quality - %
AAA	39%	39%	37%	35%	34%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	45%	45%	43%	41%	40%
A	14%	15%	16%	16%	17%
BBB	36%	35%	36%	38%	38%
Below investment grade	5%	5%	5%	5%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	5%	5%	5%	5%	5%

(1)             Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 46 - 49.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI;

• Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs;

• Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding CIEs;

• Operating earnings (loss);

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating expenses;

• Operating net investment income;

• Operating return on allocated equity;

• Operating return on equity excluding CIEs and AOCI;

• Operating total net revenues;

• Pretax operating earnings (loss);

• Pretax operating margin;

• Return on allocated equity;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Ameriprise financial advisors utilize a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on invested assets primarily from certificate and banking products. This segment earns revenues (distribution fees) for distributing non-affiliated products and earns intersegment revenues (distribution fees) for distributing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Columbia Management Investment Advisors, LLC (Columbia) predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. Columbia retail products are distributed through our Advice & Wealth Management segment and also through unaffiliated third party financial institutions, including distribution through Bank of America and its affiliates. Institutional products and services are primarily sold through our institutional sales force. Threadneedle retail products are primarily distributed through third parties. Retail products include mutual funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. In addition to the products and services provided to third party clients, management teams serving our Asset Management segment provide all intercompany asset management services. The fees for all such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients. Prior to the fourth quarter of 2010, our variable annuity products were distributed through affiliated financial advisors as well as unaffiliated advisors through third-party distribution. During the fourth quarter of 2010, we discontinued new sales of our variable annuities in non-Ameriprise channels to further strengthen the risk and return characteristics of the business.  Our fixed annuity products are distributed through affiliated advisors as well as unaffiliated advisors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on invested assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of certain funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through Ameriprise advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on invested assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of certain funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - The following is a list of items subtracted from asset management segment operating total net revenues to arrive at Adjusted Operating Revenues:  operating net investment income, pass through distribution revenue, other pass through fees and subadvisory expenses.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss), CIEs, and the net of assets and liabilities held for sale is based on management’s best estimate of capital required by the business, and may include capital for contingencies.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments. Allocated equity is not adjusted for non-operating items except for CIEs and the net of assets and liabilities held for sale.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, client assets of CIEs, and bank deposits. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

FAS 157 Valuation Impact - The portion of the market impact on variable annuity guaranteed living benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“FAS 157”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Variable Annuity Guaranteed Living Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in associated hedge asset values and net of related impacts on DAC and DSIC amortization.  This market impact includes the FAS 157 valuation impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed living benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed living benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses less revenue from consolidated investment entities.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed living benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of total operating net revenues.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) from continuing operations before income tax provision (benefit), including net income (loss) attributable to noncontrolling interests.

Pretax Segment Margin or Pretax Income (Loss) Margin - A ratio representing pretax segment income (loss) or pretax income (loss) as a percentage of total net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to the quarterly effective tax rate excluding CIEs for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisors, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2012

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Corporate
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	(4)	—	1	—	1	61
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	1
Total revenues	(4)	—	1	—	1	62
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(4)	—	1	—	1	62

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	149	—	—
Amortization of deferred acquisition costs	—	—	—	(36)	—	—
Interest and debt expense	—	—	—	—	—	46
General and administrative expense	—	23	—	—	—	12
Total expenses	—	23	—	113	—	58
Pretax segment income (loss)	(4)	(23)	1	(113)	1	4
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	4
Pretax segment gain (loss) attributable to Ameriprise Financial	$(4)	$(23)	$1	$(113)	$1	$—

Included in Operating Earnings

	Asset Management		Annuities		Protection
		Threadneedle		Market	Market
	Threadneedle	FSA Regulatory	Valuation	Impacts	Impacts
(in millions, unaudited)	Valuation (5)	Levy (6)	Model Updates (7)	to DAC/DSIC (8)	to DAC/DSIC (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(23)	(6)	—
Amortization of deferred acquisition costs	—	—	3	(18)	(2)
Interest and debt expense	—	—	—	—	—
General and administrative expense	(2)	(2)	—	—	—
Total expenses	(2)	(2)	(20)	(24)	(2)
Pretax segment income (loss)	2	2	20	24	2
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$2	$2	$20	$24	$2

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$158 million net expense related to hedged variable annuity living benefits

$45 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(6)             Partial refund of 2011 industry-wide Financial Services Authority levy

(7)             Revisions to certain calculations in the valuation of Variable Annuities

(8)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Corporate
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(4)	1	—	5	—	(1)	112
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	34
Total revenues	(4)	1	—	5	—	(1)	146
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	(4)	1	—	5	—	(1)	146

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	152	—	—
Amortization of deferred acquisition costs	—	—	—	—	(41)	—	—
Interest and debt expense	—	—	—	—	—	—	73
General and administrative expense	—	—	21	—	—	—	28
Total expenses	—	—	21	—	111	—	101
Pretax segment income (loss)	(4)	1	(21)	5	(111)	(1)	45
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	45
Pretax segment gain (loss) attributable to Ameriprise Financial	$(4)	$1	$(21)	$5	$(111)	$(1)	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection
		Indexed	Market	Market
		Annuity Reserve	Impacts	Impacts
(in millions, unaudited)	CDO Gain (5)	Adjustment (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$9	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	6	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	15	—	—	—
Banking and deposit interest expense	—	—	—	—
Total net revenues	15	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	8	—	—
Benefits, claims, losses and settlement expenses	—	—	(4)	—
Amortization of deferred acquisition costs	—	—	(12)	(1)
Interest and debt expense	—	—	—	—
General and administrative expense	4	—	—	—
Total expenses	4	8	(16)	(1)
Pretax segment income (loss)	11	(8)	16	1
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$11	$(8)	$16	$1

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$162 million net expense related to hedged variable annuity living benefits

$51 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Gain on liquidation of CDO

(6)             Adjustment in the liability for a closed book of indexed annuities

(7)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Protection	Corporate
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)(9)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(2)	2	—	(2)	—	(1)	1	(65)
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	22
Total revenues	(2)	2	—	(2)	—	(1)	1	(43)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(2)	2	—	(2)	—	(1)	1	(43)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(119)	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	42	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	47
General and administrative expense	—	—	24	—	—	—	—	15
Total expenses	—	—	24	—	(77)	—	—	62
Pretax segment income (loss)	(2)	2	(24)	(2)	77	(1)	1	(105)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	(105)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(2)	$2	$(24)	$(2)	$77	$(1)	$1	$—

Included in Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities			Protection
				Market	Valuation	Market	Valuation	Auto & Home
	Structured Securities	Threadneedle	Structured Securities	Impacts	Assumptions &	Impacts	Assumptions &	Catastrophe
(in millions, unaudited)	Investment Income (5)	Project Costs (6)	Investment Income (5)	to DAC/DSIC (7)	Model Changes (8)(9)	to DAC/DSIC (7)	Model Changes (8)	Losses (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	6	—	37	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	(20)	—
Total revenues	6	—	37	—	—	—	(20)	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	6	—	37	—	—	—	(20)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	1	9	(40)	—	(4)	23
Amortization of deferred acquisition costs	—	—	2	30	39	3	(1)	—
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	10	—	—	—	—	—	—
Total expenses	—	10	3	39	(1)	3	(5)	23
Pretax segment income (loss)	6	(10)	34	(39)	1	(3)	(15)	(23)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$6	$(10)	$34	$(39)	$1	$(3)	$(15)	$(23)

(1)                Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)                Non-recurring integration charges related to Columbia Management acquisition

(3)                Variable annuity guaranteed living benefit impacts include:

$130 million net benefit related to hedged variable annuity living benefits

$53 million increase in DAC and DSIC amortization resulting from hedged living benefits

(4)                Reflects revenues and expenses of Consolidated Investment Entities

(5)                Adjustment for additional bond discount amortization investment income related to prior periods resulting from revisions to the accounting classification of certain structured securities

(6)                Threadneedle project implementation costs primarily related to a new transfer agency agreement

(7)                Increase in DAC and DSIC amortization from lower than projected separate account growth

(8)                Net pretax impact of annual review/updating of valuation assumptions and model changes

(9)                $4 million expense attributable to annual review/updating of valuation assumptions and model changes is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

(10)            Catastrophe losses related to storms

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2011

Excluded from Operating Earnings

	Asset Management	Annuities		Protection	Corporate
			Market Impact on
	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	1	—	3	2	17
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	18
Total revenues	—	1	—	3	2	35
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	1	—	3	2	35

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	7	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	51
General and administrative expense	21	—	—	—	—	12
Total expenses	21	—	7	—	—	63
Pretax segment income (loss)	(21)	1	(7)	3	2	(28)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(28)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(21)	$1	$(7)	$3	$2	$—

Included in Operating Earnings

	Asset Management	Annuities	Protection		Corporate
		Market	Auto & Home	Auto & Home	Gain on
	Threadneedle	Impacts	Auto Liability	Catastrophe	Interest Rate
(in millions, unaudited)	Compensation (8)	to DAC/DSIC (5)	Reserves (9)	Losses (6)	Hedge (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	27
Total revenues	—	—	—	—	27
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	27

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	10	15	—
Amortization of deferred acquisition costs	—	(3)	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	7	—	—	—	—
Total expenses	7	(3)	10	15	—
Pretax segment income (loss)	(7)	3	(10)	(15)	27
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(7)	$3	$(10)	$(15)	$27

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$6 million net expense related to hedged variable annuity living benefits

$1 million increase in DAC and DSIC amortization resulting from hedged living benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)             Catastrophe loss related to storms in April and May

(7)             Gain on interest rate hedge put in place in anticipation of issuing debt.  The company did not issue debt and recognized a gain.

(8)             Higher equity-based compensation at Threadneedle vs. a year ago

(9)             Higher auto liability reserves reflecting elevated reserve levels based on late 2010 experience

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	1	—	(3)	—	1	2	27
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	20
Total revenues	1	—	(3)	—	1	2	47
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	1	—	(3)	—	1	2	47

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	27	—	—	—
Amortization of deferred acquisition costs	—	—	—	(6)	—	—	—
Interest and debt expense	—	—	—	—	—	—	50
General and administrative expense	—	29	—	—	—	—	15
Total expenses	—	29	—	21	—	—	65
Pretax segment income (loss)	1	(29)	(3)	(21)	1	2	(18)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	(18)
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(29)	$(3)	$(21)	$1	$2	$—

Included in Operating Earnings

	Asset Management		Annuities	Protection
		Threadneedle	Market	Market
	Threadneedle	FSA Regulatory	Impacts	Impacts
(in millions, unaudited)	Valuation (5)	Levy (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(3)	—
Amortization of deferred acquisition costs	—	—	(7)	(1)
Interest and debt expense	—	—	—	—
General and administrative expense	5	5	—	—
Total expenses	5	5	(10)	(1)
Pretax segment income (loss)	(5)	(5)	10	1
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(5)	$(5)	$10	$1

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Non-recurring integration charges related to Columbia Management acquisition

(3)             Variable annuity guaranteed living benefit impacts include:

$29 million net expense related to hedged variable annuity living benefits

$8 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(6)             Impact related to an industry-wide Financial Services Authority levy

(7)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2012

Reconciliation of GAAP Metrics to Operating Metrics

Ameriprise Financial, Inc.

Reconciliation of GAAP Segment Income Statements to Segment Operating Income Statements

First Quarter 2012

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012
Advice & Wealth Management Segment
Pretax operating earnings	$99	$108	$116	$83	$94	$99	$94
Reconciling items:
Net investment income
Realized gains (losses)	1	—	(2)	(4)	(4)	1	(4)
Total reconciling items, before income taxes	1	—	(2)	(4)	(4)	1	(4)
Pretax segment income	$100	$108	$114	$79	$90	$100	$90

Asset Management Segment
Pretax operating earnings	$136	$146	$119	$127	$131	$136	$131
Reconciling items:
Net investment income
Realized gains (losses)	—	—	2	1	—	—	—
General and administrative expense
Integration and restructuring charges	(29)	(21)	(24)	(21)	(23)	(29)	(23)
Total reconciling items, before income taxes	(29)	(21)	(22)	(20)	(23)	(29)	(23)
Pretax segment income	$107	$125	$97	$107	$108	$107	$108

Annuities Segment
Pretax operating earnings	$172	$154	$135	$164	$189	$172	$189
Reconciling items:
Net investment income
Realized gains (losses)	(3)	1	(2)	5	1	(3)	1
Benefits, claims, losses and settlement expenses
Market impact on VA guaranteed living benefits	(27)	(7)	119	(152)	(149)	(27)	(149)
Amortization of deferred acquisition costs
Market impact on VA guaranteed living benefits	6	—	(42)	41	36	6	36
Total reconciling items, before income taxes	(24)	(6)	75	(106)	(112)	(24)	(112)
Pretax segment income	$148	$148	$210	$58	$77	$148	$77

Protection Segment
Pretax operating earnings	$111	$92	$70	$113	$107	$111	$107
Reconciling items:
Net investment income
Realized gains (losses)	1	3	(1)	—	—	1	—
Total reconciling items, before income taxes	1	3	(1)	—	—	1	—
Pretax segment income	$112	$95	$69	$113	$107	$112	$107

Ameriprise Financial, Inc.

Reconciliation of GAAP Segment Income Statements to Segment Operating Income Statements

First Quarter 2012

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012
Corporate Segment
Pretax operating loss	$(65)	$(41)	$(60)	$(75)	$(65)	$(65)	$(65)
Reconciling items:
Net investment income
Net investment income attributable to the CIEs	27	17	(65)	112	61	27	61
Realized gains (losses)	2	2	1	(1)	1	2	1
Other revenues
Other revenues attributable to the CIEs	20	18	22	34	1	20	1
Interest and debt expense
Interest and debt expense attributable to the CIEs	(50)	(51)	(47)	(73)	(46)	(50)	(46)
General and administrative expense
General and administrative expense attributable to the CIEs	(15)	(12)	(15)	(28)	(12)	(15)	(12)
Total reconciling items, before income taxes	(16)	(26)	(104)	44	5	(16)	5
Pretax segment loss	$(81)	$(67)	$(164)	$(31)	$(60)	$(81)	$(60)

Eliminations
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—
Reconciling items:
Management and financial advice fees
Management fees earned by the Company from the CIEs	(10)	(10)	(9)	(20)	(10)	(10)	(10)
General and administrative expense
General and administrative expense attributable to the CIEs	10	10	9	20	10	10	10
Total reconciling items, before income taxes	—	—	—	—	—	—	—
Pretax segment income	$—	$—	$—	$—	$—	$—	$—

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

First Quarter 2012

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2011	2 Qtr 2011	3 Qtr 2011	4 Qtr 2011	1 Qtr 2012	2011	2012
Total net revenues	$2,532	$2,623	$2,455	$2,582	$2,561	$2,532	$2,561
Less CIEs	37	25	(52)	126	52	37	52
Plus Realized (gains) losses	(1)	(6)	2	(1)	2	(1)	2
Operating total net revenues	$2,494	$2,592	$2,509	$2,455	$2,511	$2,494	$2,511

Pretax income (2)	$386	$409	$326	$326	$322	$386	$322
Less CIEs	(18)	(28)	(105)	45	4	(18)	4
Pretax earnings excluding CIEs	404	437	431	281	318	404	318
Less income tax provision	92	118	109	58	73	92	73
Plus income (loss) from discontinued operations, net of tax	(71)	(4)	2	13	(1)	(71)	(1)
Net income attributable to Ameriprise Financial	241	315	324	236	244	241	244
Integration/restructuring charges net of tax (1)	19	14	15	14	15	19	15
Market impact on variable annuity guaranteed living benefits net of tax (1)	14	4	(50)	72	74	14	74
Realized (gains) losses net of tax (1)	(1)	(4)	2	(1)	1	(1)	1
Less income (loss) from discontinued operations, net of tax	(71)	(4)	2	13	(1)	(71)	(1)
Operating earnings	$344	$333	$289	$308	$335	$344	$335

Pretax income (2)	$386	$409	$326	$326	$322	$386	$322
Less CIEs	(18)	(28)	(105)	45	4	(18)	4
Pretax earnings excluding CIEs	404	437	431	281	318	404	318
Integration/restructuring charges	29	21	24	21	23	29	23
Market impact on variable annuity guaranteed living benefits	21	7	(77)	111	113	21	113
Realized (gains) losses	(1)	(6)	2	(1)	2	(1)	2
Pretax operating earnings	$453	$459	$380	$412	$456	$453	$456

Margin	9.5%	12.0%	13.2%	9.1%	9.5%	9.5%	9.5%
Pretax operating margin	18.2%	17.7%	15.1%	16.8%	18.2%	18.2%	18.2%
Operating margin	13.8%	12.8%	11.5%	12.5%	13.3%	13.8%	13.3%

Weighted average common shares outstanding
Basic	251.6	245.5	238.0	230.6	227.3	251.6	227.3
Diluted	257.7	251.0	242.0	234.5	231.7	257.7	231.7

Basic earnings per share	$1.24	$1.30	$1.35	$0.97	$1.08	$1.24	$1.08
Earnings per diluted share	$1.21	$1.27	$1.33	$0.95	$1.06	$1.21	$1.06

Basic operating earnings per share	$1.37	$1.36	$1.21	$1.34	$1.47	$1.37	$1.47
Operating earnings per diluted share	$1.33	$1.33	$1.19	$1.31	$1.45	$1.33	$1.45

(1)  Calculated using the statutory tax rate of 35%.

(2)  Represents income from continuing operations before income tax provision (benefit)

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

First Quarter 2012

(in millions unless otherwise noted, unaudited)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Long-term Debt Summary
Senior notes	$1,990	$2,024	$2,098	$2,099	$2,087
Junior subordinated notes	308	308	306	294	294
Total Ameriprise Financial long-term debt	2,298	2,332	2,404	2,393	2,381
Less fair value of hedges and unamortized discount	40	74	148	149	137
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,258	$2,258	$2,256	$2,244	$2,244

Total equity	$9,852	$9,910	$9,737	$9,694	$9,749
Less noncontrolling interests	638	680	716	706	634
Total Ameriprise Financial shareholders’ equity	9,214	9,230	9,021	8,988	9,115
Less equity of consolidated investment entities	501	464	347	402	413
Less assets and liabilities held for sale	(24)	(28)	105	—	—
Total Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs	$8,737	$8,794	$8,569	$8,586	$8,702

Total Ameriprise Financial long-term debt	$2,298	$2,332	$2,404	$2,393	$2,381
Total Ameriprise Financial shareholders’ equity	9,214	9,230	9,021	8,988	9,115
Total Ameriprise Financial capital	11,512	11,562	11,425	11,381	11,496
Less equity of consolidated investment entities	501	464	347	402	413
Less assets and liabilities held for sale	(24)	(28)	105	—	—
Less fair value of hedges and unamortized discount	40	74	148	149	137
Total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs	$10,995	$11,052	$10,825	$10,830	$10,946

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.0%	20.2%	21.0%	21.0%	20.7%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital from continuing operations excluding fair value of hedges, unamortized discount and equity of CIEs	20.5%	20.4%	20.8%	20.7%	20.5%

Ameriprise Financial shareholders’ equity	$9,214	$9,230	$9,021	$8,988	$9,115
AOCI	625	729	749	751	851
Appropriated retained earnings of CIEs	530	494	380	428	440
AOCI attributable to CIEs	29	30	33	26	27
Assets and liabilities held for sale	(24)	(28)	105	—	—

Ameriprise Financial shareholders’ equity	$9,214	$9,230	$9,021	$8,988	$9,115
Less assets and liabilities held for sale	(24)	(28)	105	—	—
Less AOCI	625	729	749	751	851
Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI	$8,613	$8,529	$8,167	$8,237	$8,264

Ameriprise Financial shareholders’ equity	$9,214	$9,230	$9,021	$8,988	$9,115
Less assets and liabilities held for sale	(24)	(28)	105	—	—
Less appropriated retained earnings of CIEs	530	494	380	428	440
Plus AOCI attributable to CIEs	29	30	33	26	27
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs	$8,737	$8,794	$8,569	$8,586	$8,702

Ameriprise Financial shareholders’ equity	$9,214	$9,230	$9,021	$8,988	$9,115
Less assets and liabilities held for sale	(24)	(28)	105	—	—
Less appropriated retained earnings of CIEs	530	494	380	428	440
Less AOCI	625	729	749	751	851
Ameriprise Financial shareholders’ equity from continuing operations excluding CIEs and AOCI	$8,083	$8,035	$7,787	$7,809	$7,824